UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                        _______________________________

                                August 13, 2003
                                _______________
               Date of Report (Date of Earliest Event Reported)


                              NIAGARA CORPORATION
                              ___________________
              (Exact Name of Registrant as Specified in Charter)


            Delaware                 0-22206                     59-3182820
____________________________  _______________________       ___________________
(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                              667 Madison Avenue
                              New York, New York
                   ________________________________________
                   (Address of Principal Executive Offices)

                                     10021
                                   _________
                                  (Zip Code)

                                (212) 317-1000
             ____________________________________________________
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                  __________________________________________
                  (Former Name or Former Address, if Changed
                              Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c) Exhibits.


99.1               Press Release dated August 13, 2003 issued by Niagara
                   Corporation.

Item 12.   Results of Operations and Financial Condition.


On August 13, 2003, Niagara Corporation announced its results of operations for the three and six months ended June 30, 2003. A copy of the press release announcing these results is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NIAGARA CORPORATION


                                            By:/s/ Marc J. Segalman
                                               ---------------------------------
                                               Name: Marc J. Segalman
                                               Title: Executive Vice President &
                                                        General Counsel

Date:  August 14, 2003

                                 EXHIBIT INDEX



    Exhibit No.                   Description                           Page No.
    -----------                   -----------                           --------
       99.1           Press Release dated August 13, 2003 issued by
                      Niagara Corporation.                                 5